CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ---------------------------------------------------


     The Board Of Directors
     Profile Technologies, Inc.


     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                               /s/KPMG Peat Marwick LLP



     Seattle, Washington
     July 2, 1998

                                  EXHIBIT 23.1